                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                         TBA ENTERTAINMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

June 29, 2000


Dear Fellow Stockholder:

         This year's Annual Meeting of Stockholders (the "Meeting") will be held on Tuesday, August 8, 2000, at the Nashville office of TBA Entertainment Corporation, 300 Tenth Avenue South, Nashville, Tennessee, commencing at 11:00 a.m. local time. You are cordially invited to attend. At the Meeting you will be asked to:

         1.   elect eight (8) directors;

         2.   approve the TBA Entertainment Corporation 2000 Stock Option
              Plan; and

         3. transact such other business as may properly come before the Meeting.

         To be certain that your shares are voted at the Meeting, whether or not you plan to attend in person, please sign, date and return the enclosed proxy card as soon as possible. Your vote is important.

         At the Meeting, management will review the Company's activities during the past year and its plans and prospects for the future. An opportunity will be provided for questions by stockholders. I hope you will be able to join us.

                                           Sincerely,

                                           TBA ENTERTAINMENT CORPORATION

                                           /s/ Thomas Jackson Weaver III

                                           Thomas Jackson Weaver III
                                           Chairman of the Board, Chief
                                             Executive Officer and President

                          TBA ENTERTAINMENT CORPORATION
                       16501 VENTURA BOULEVARD, SUITE 601
                            ENCINO, CALIFORNIA 91436


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                            TO BE HELD AUGUST 8, 2000


To the Stockholders of
TBA ENTERTAINMENT CORPORATION


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of TBA Entertainment Corporation (the "Company") will be held on Tuesday, August 8, 2000, at the Nashville office of the Company, 300 Tenth Avenue South, Nashville, Tennessee, commencing at 11:00 a.m. local time, for the following purposes:

         (i) To elect eight (8) directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualify;

         (ii) To approve the TBA Entertainment Corporation 2000 Stock Option Plan; and

         (iii) To transact such other business as may properly come before the Meeting or any adjournment thereof.

         A copy of the Proxy Statement relating to the Meeting, in which the foregoing matters are described in more detail, and the Annual Report outlining the Company's operations for the year ended December 31, 1999, accompanies this Notice of Annual Meeting of Stockholders.

         Only stockholders of record at the close of business on June 23, 2000 are entitled to notice of and to vote at the Meeting or any adjournment thereof. A list of such stockholders, arranged in alphabetical order and showing the address of and the number of shares registered in the name of each such stockholder, will be available for examination by any stockholder for any purpose germane to the Meeting during ordinary business hours for a period of at least ten days prior to the Meeting at the offices of the Company at 16501 Ventura Boulevard, Suite 601, Encino, California.

         Your vote is important. Whether or not you expect to be present at the Meeting, please complete, sign, date and return promptly the enclosed proxy in the enclosed pre-addressed, postage-paid return envelope.

                                           By Order of the Board of Directors,


                                           /s/ Frank A. McKinnie Weaver, Sr.

                                           Frank A. McKinnie Weaver, Sr.
                                           Secretary

June 29, 2000

                          TBA ENTERTAINMENT CORPORATION
                       16501 VENTURA BOULEVARD, SUITE 601
                            ENCINO, CALIFORNIA 91436


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD AUGUST 8, 2000

         This Proxy Statement is being furnished to the stockholders of TBA Entertainment Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the 2000 Annual Meeting of Stockholders (the "Meeting") to be held at the Nashville office of the Company, 300 Tenth Avenue South, Nashville, Tennessee, on Tuesday, August 8, 2000, at 11:00 a.m. This Proxy Statement and the accompanying Annual Report, form of proxy, Notice of Annual Meeting of Stockholders and letter to stockholders are first being mailed to stockholders of the Company on or about June 30, 2000.


                             SOLICITATION OF PROXIES

         The expense of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by the directors, officers and employees of the Company by other means, including telephone, telegraph or in person. No special compensation will be paid to directors, officers or employees for the solicitation of proxies. To solicit proxies, the Company also will request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies.


                               PURPOSE OF MEETING

         At the Meeting, action will be taken to (i) elect eight (8) directors to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualify; (ii) approve the TBA Entertainment Corporation 2000 Stock Option Plan (the "2000 Plan"); and (iii) conduct such other business as may properly come before the Meeting.

         Stockholders are urged to sign the accompanying form of proxy and, immediately after reviewing the information contained in this Proxy Statement and in the Annual Report outlining the Company's operations for the year ended December 31, 1999, return it in the envelope provided for that purpose. Valid proxies will be voted at the Meeting and any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR the election of the nominees for director set forth in this Proxy Statement and FOR the approval of the 2000 Plan. The Company does not know of any other matters that are to come before the Meeting. If any other matters are properly presented at the Meeting, however, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their judgment.


                               REVOCATION OF PROXY

         Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by giving written notice to the Secretary of the Company of such revocation, voting in person at the Meeting, or executing and delivering to the Secretary of the Company a later-dated proxy.

                         QUORUM AND VOTING REQUIREMENTS

         Only stockholders of record as of the close of business on June 23, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournments thereof. As of the close of business on the Record Date, there were 8,070,056 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), issued and outstanding and entitled to vote. Each stockholder of record on the Record Date is entitled to one vote for each share of Common Stock held. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Meeting; however, if a quorum is not present or represented at the Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice, other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

         Each share of Common Stock may be voted to elect up to eight (8) individuals (the number of directors to be elected) as directors of the Company. To be elected, each nominee must receive a plurality of all votes cast with respect to such position as director. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees named in this Proxy Statement. The proposal to approve the 2000 Plan requires the affirmative vote of at least a majority of the votes cast.

         Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Abstentions will have no effect on the outcome of the election of directors or the proposal to approve the 2000 Plan.

         Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Broker non-votes will have no effect on the outcome of the election of directors or the proposal to approve the 2000 Plan.

                              ELECTION OF DIRECTORS

         The current Board of Directors consists of nine (9) members. At the Meeting, eight (8) directors are to be elected and will hold office until the next annual meeting of stockholders and until their successors have been elected and qualify. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable or unwilling to stand for election as a director (an event not now anticipated by the Board of Directors), proxies will be voted for such substitute as shall be designated by the Board of Directors. The following table sets forth for each current director and nominee for election as a director of the Company, his age, principal occupation, position with the company, if any, and certain other information.

NAME                     AGE                             PRINCIPAL OCCUPATION                        DIRECTOR SINCE
----                     ---                 --------------------------------------------------      --------------
Frank Bumstead           58                  Since 1989, Mr. Bumstead has been President and a          June 1993
                                             principal stockholder of Flood, Bumstead,
                                             McCready & McCarthy, Inc., a business management
                                             firm which represents the financial interests of
                                             artists, song writers and producers in the music
                                             industry. From 1993 until 1999, he served as
                                             Chairman and Chief Executive Officer, and was a
                                             principal stockholder, of FBMS Financial, Inc., a
                                             registered investment advisor under the Investment
                                             Company Act of 1940. From 1986 to December 1990,
                                             Mr. Bumstead was President of Bumstead Co., a
                                             financial consulting company. He is also Vice
                                             Chairman of the Board of Response Oncology Inc.,
                                             a health care services firm listed on The Nasdaq
                                             National Market, and a director of American
                                             Retirement Corp. and Syntroleum, Inc.

Charles Flood            55                  Since 1989, Mr. Flood has been the Chairman of              May 1995
                                             the Board and a principal stockholder of Flood,
                                             Bumstead, McCready & McCarthy, Inc., a business
                                             management firm which represents the financial
                                             interests of artists, song writers and producers
                                             in the music industry. Prior to that time, Mr.
                                             Flood worked at Capitol Records in Nashville as
                                             the Director of Artist Relations and later as
                                             Director of Talent Acquisition.

Joseph C. Galante        50                  Since 1995, Mr. Galante has been the Chairman of          October 1998
                                             RCA Label GroupRLG/Nashville. From 1990 to 1994,
                                             Mr. Galante served as President of the RCA
                                             Records Label/US. From 1982 through 1991, Mr.
                                             Galante served as President of RCA Records/
                                             Nashville. Mr. Galante is a director of First
                                             American National Bank Advisory Board,
                                             Leadership Music and the Country Music
                                             Association. He is also Chairman of the T.J.
                                             Martell Foundation.

S. Herbert Rhea          77                  Since 1983, Mr. Rhea has been a director and                  N/A
                                             President of Rhea Financial Corporation, a
                                             financial consulting firm. Since 1987, he has
                                             also served as general partner of Private
                                             Investment Consortium, Ltd., a public venture
                                             capital firm with total assets

                                             in excess of $100,000,000. In prior years, Mr.
                                             Rhea has served as a director of the following
                                             corporations: Bryce Corporation, Auto-Chlor System,
                                             H.T. Marketing, Inc., Day Companies, Inc., DeSoto
                                             Hardwood Flooring Company, Raiford's, Inc.,
                                             Leader Federal Savings & Loan Association, Orgill
                                             Brothers, Inc., Day Oil, Inc., Hardwood Dimension
                                             Company, National Manufacturing Company, National
                                             Leader Life Insurance Company, Parts Industries
                                             Corporation, Southern States Oil Company, Valmac
                                             Industries, Inc., National Trust Life Insurance
                                             Company and Choctaw, Inc., corporations with
                                             aggregate revenues and assets of several billion
                                             dollars. Mr. Rhea currently serves as a trustee
                                             of the Frank Z. Jemison, Jr. Foundation, Inc. and
                                             the Hugo Dixon Foundation. Mr. Rhea is also the
                                             Chairman, Board of Trustees, Dixon Gallery &
                                             Gardens and is on the Board of Trustees, Rhodes
                                             College.

W. Reid Sanders          50                  Since 1976, Mr. Sanders has been President of                 N/A
                                             Longleaf Partners Funds, a family of funds with
                                             net assets under management in excess of
                                             $12,000,000,000. Mr. Sanders is a director of The
                                             Pioneer Group, Inc., Chairman of the Regional
                                             Selection Committee for the Jefferson Scholarship
                                             at the University of Virginia, a member of the
                                             Advisory Board of the University of Tennessee at
                                             Memphis, a Trustee of the Hugo Dixon Foundation,
                                             and serves on the Board of Trustees of The Dixon
                                             Gallery & Gardens  and is on the Board of
                                             Trustees, Rhodes College.

Frank A. McKinnie
  Weaver, Sr.            39                  Mr. Weaver has served as Vice President,                    June 1993
                                             Correspondent Banking, of First Tennessee Bank,
                                             N.A., since 1999. Prior to joining First
                                             Tennessee Bank, Mr. Weaver served as Vice
                                             President Correspondent Banking at National Bank
                                             of Commerce ("NBC"), of Memphis, Tennessee. Mr.
                                             Weaver served at NBC for five (5) years prior to
                                             joining First Tennessee Bank. Prior to NBC, Mr.
                                             Weaver served The Whiteville Bank from 1985 to
                                             1994, leaving that institution as Vice President
                                             and Director to join NBC in Memphis, Tennessee.
                                             Mr. Weaver is also a Director of Heritage Trust
                                             Company and is President of Heritage Farms of
                                             Hickory Valley, Inc. Mr. Weaver is the brother of
                                             Thomas J. Weaver III.

Thomas Jackson
  Weaver III             42                  Mr. Weaver has served as Chairman of the Board,            June 1993
                                             President and Chief Executive Officer of the
                                             Company since its inception. From 1986 to 1988,
                                             Mr. Weaver served as president of Hard Rock
                                             International plc, an English public company
                                             whose securities traded on the London Stock
                                             Exchange and

                                             the American Stock Exchange. Since 1988, he has
                                             been the President of Heritage Trust Company, a
                                             corporation with investments in numerous public
                                             and private companies. Mr. Weaver devotes his
                                             full-time efforts to the business operations of
                                             the Company. Mr. Weaver is the brother of Frank A.
                                             McKinnie Weaver, Sr.

Kyle Young               45                  Since 1985, Mr. Young has been the Deputy                 March 1996
                                             Director of the Country Music Foundation (the
                                             "CMF"). From 1975 to 1985, Mr. Young was employed
                                             by the CMF in various capacities, including
                                             involvement in the development and licensing of
                                             television shows, radio programs and music
                                             festivals produced by the CMF. Mr. Young is
                                             involved in the Country Music Association, the
                                             National Academy of the Recording Arts and
                                             Sciences, the National Association of Independent
                                             Record Distributors, the Nashville Entertainment
                                             Association, the Inter-Museum Council of
                                             Nashville, the Nashville Institute for the Arts
                                             and Vanderbilt University Press.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the year ended December 31, 1999, the Board of Directors held four (4) meetings. Other than Messrs. Prab Nallamilli and Joseph C. Galante, each director attended at least 75% of all meetings held by the Board of Directors and all meetings of each committee of the Board of Directors on which such director served during the year ended December 31, 1999.

         The Board of Directors has a Nominating Committee, an Audit Committee and a Compensation Committee.

         The Audit Committee currently consists of Frank Bumstead, Joseph C. Galante and Kyle Young. Each such member is "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee met one time during the year ended December 31, 1999. The functions of the Audit Committee are (i) to review significant audit and accounting policies and practices; (ii) to review the scope of audits and reports; and (iii) to review the performance of the overall accounting and financial controls of the Company. The Audit Committee also recommends to the Board of Directors the independent auditors to perform the annual audit of the Company's financial statements. The Board of Directors is in the process of drafting and adopting a written charter for the Audit Committee.

         The Compensation Committee currently consists of Frank Bumstead and Joseph C. Galante. The functions of the Compensation Committee are (i) to review and recommend to the Board of Directors the direct and indirect compensation and employee benefits of the Company's executive officers; (ii) to review and administer the Company's employee benefit plans; (iii) to review the Company's policies relating to employee and executive compensation; and (iv) to review management's long-range planning for executive development and succession. The Compensation Committee did not formally meet during the year ended December 31, 1999, but the Committee took actions on certain occasions by unanimous written consent.

         The Nominating Committee currently consists of Frank Bumstead, Joseph
C. Galante and Thomas Jackson Weaver III. The function of the Nominating Committee is to propose the slate of individuals to stand for election as a director of the Company.

COMPENSATION OF DIRECTORS

         Directors who are officers and employees of the Company receive no compensation, as such, for serving as members of the Board. Directors who are not officers or employees of the Company receive $100 for each Board meeting personally attended, and all Directors are reimbursed for their out-of-pocket expenses incurred in attending Board and committee meetings.


                               EXECUTIVE OFFICERS

         The executive officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board at its meeting coinciding with the annual meeting of stockholders. The following table sets forth the names and ages of the executive officers of the Company and all positions held with the Company by each individual.

                         Name                    Age                        Title
                         ----                    ---                        -----
Thomas J. Weaver III..............................42        Chairman of the Board, Chief Executive
                                                            Officer and President
Bryan J. Cusworth.................................40        Executive Vice President, Chief Financial
                                                            Officer, Treasurer
Thomas Miserendino................................50        Executive Vice President, Chief Operating
                                                            Officer
Greg M. Janese....................................41        Executive Vice President
Marc W. Oswald....................................42        Executive Vice President
Robert R. Titley..................................44        Executive Vice President

         For a description of the business experience of Thomas J. Weaver III, see "Election of Directors."

         Bryan J. Cusworth has served as Chief Financial Officer of the Company since September 1996. Prior to joining the Company, Mr. Cusworth was employed by Arthur Andersen LLP from July 1982 to September 1996, where he specialized in the resort, real estate and entertainment industries. Mr. Cusworth is a certified public accountant.

         Thomas Miserendino is currently Executive Vice President and Chief Operating Officer of the Company and head of the Company's Merchandising division. From 1986 until 1998, Mr. Miserendino was the President and Chief Operating Officer of Eric Chandler Ltd. and Eric Chandler Merchandising, and was Vice President and a Director of New Avalon, Inc. (d/b/a Avalon Attractions). Prior to his employment with Avalon and Eric Chandler, Mr. Miserendino was employed by Concerts West, the American Broadcasting Company and Ernst & Young. Mr. Miserendino is a certified public accountant.

         Greg M. Janese currently serves as an Executive Vice President of the Company. He has led the Company's Corporate Communications and Entertainment division since April 1997, when the Company acquired Avalon Entertainment Group, Inc. ("AEG"). Mr. Janese has over 20 years of experience in the entertainment industry. From 1993 to 1997, he served as President of AEG. He co-founded The Entertainment Group, a Nashville based concert promotion and production company and the predecessor to AEG, in 1989. In 1987, Mr. Janese founded World Class Productions, a corporate production firm partnered with Barbara Mandrell. Prior to that, Mr. Janese was involved in various capacities with artist promotions, public relations, and booking and producing talent for corporate meeting and special events.

         Marc W. Oswald currently serves as an Executive Vice President of the Company. Mr. Oswald has twenty years of production, promotion and entertainment marketing experience and is a creative director for the Company's Entertainment Marketing and Special Events division. Mr. Oswald's contributions to the country music industry were recognized by the Country Music Association in 1996 when he received the "Founding President's Award," and again in 1997 when the Country Music Association awarded CountryFest '97 the "Event of the Year." Mr. Oswald serves on the Board of Directors of the Country Music Association and the TJ Martell Foundation.

         Robert R. Titley currently serves as an Executive Vice President of the Company. He has served as the head of the Company's Artist Management division since June 1998 when the Company acquired Titley Spalding & Associates, LLC. Since 1979, Mr. Titley has been engaged in the artist management business, and operated his own management company from 1983 until 1998. Titley Spalding & Associates, LLC was awarded the Country Music Association's Manager of the Year award in 1996. Mr. Titley has represented numerous artists during his career, including Brooks & Dunn, Kathy Mattea and Chely Wright.

CERTAIN TRANSACTIONS

         During 1998, the Company loaned Marc W. Oswald $250,000, which loan bears interest at 6% per annum. The loan was initially secured by a pledge of 100,000 shares of Common Stock of the Company owned by Mr. Oswald. In October 1999, the Company agreed to release 65,000 of such shares and purchase such shares from Mr. Oswald for a purchase price of $4.125 per share. Mr. Oswald used a portion of the proceeds from such sale to reduce the amount outstanding under the loan. As of April 24, 2000, $200,000 remained outstanding under the loan. The maturity date of the loan is August 17, 2000.

                             EXECUTIVE COMPENSATION

         The following table sets forth the total compensation paid or accrued by the Company for the three years ended December 31, 1999 on behalf of each of the executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                            Annual Compensation     Long Term
       Name and                             -------------------   Compensation
  Principal Position                Year     Salary      Bonus      Options (#)
  ------------------                ----    ---------  --------   ------------
Thomas J. Weaver III
  Chairman of the Board,            1999     $225,000  $  -0-         -0-
  President and Chief               1998      125,000   100,000     375,000 (1)
  Executive Officer                 1997      125,000     -0-       200,000

Bryan J. Cusworth
  Executive Vice President,         1999      150,000     -0-         -0-
  Chief Financial Officer,          1998       87,500    50,000     120,000 (2)
  Treasurer                         1997       87,500     -0-        70,000

Thomas Miserendino (4)
  Executive Vice President,         1999      175,000     -0-         -0-
  Chief Operating Officer           1998      203,125     -0-         -0-
                                    1997      116,763     -0-         -0-

Greg M. Janese (5)                  1999      175,000     -0-         -0-
  Executive Vice President          1998      150,000   156,650       -0-
                                    1997       34,247     -0-         -0-

Marc W. Oswald (5)                  1999      150,000     -0-         -0-
  Executive Vice President          1998      150,000   156,650       -0-
                                    1997       34,247     -0-         -0-

Robert R. Titley (6)                1999      150,000     -0-         -0-
  Executive Vice President          1998       68,750     -0-         -0-

                                   ----------

(1) Includes options to purchase 250,000 shares which were originally granted as compensation for 1996 and were repriced in 1998.

(2) Includes (a) options to purchase 50,000 shares which were granted to Mr. Cusworth in lieu of $70,000 salary in 1998 and (b) options to purchase 20,000 shares which were originally granted in 1997 and were repriced in 1998.

(3) Includes options to purchase 20,000 shares which were repriced in 1998 and are therefore listed as compensation for both 1997 and 1998.

(4)  Mr. Miserendino became an employee of the Company in July 1997.

(5)  Messrs. Janese and Oswald became employees of the Company in April 1997.

(6)  Mr. Titley became an employee of the Company in June 1998.

         The following table sets forth information with respect to stock options held by the executive officers of the Company on December 31, 1999. The closing price for the Company's Common Stock on December 31, 1999 was $5.3125. None of the executive officers exercised any stock options during 1999.


                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                     Number of Securities             Value of Unexercised
                                    Underlying Unexercised            In-the-Money Options
        Name and                      Options at FY-End                    at FY-End
   Principal Position              Exercisable/Unexercisable        Exercisable/Unexercisable
   ------------------              -------------------------        -------------------------
Thomas J. Weaver III...............      575,000 / -0-                 $614,687 / $ -0-
  Chairman of the Board,
  President and Chief
  Executive Officer

Bryan J. Cusworth..................      114,000 / 56,000              $152,705 / $85,820
  Executive Vice President,
  Chief Financial Officer,
  Treasurer

Thomas Miserendino.................          -0- / -0-                      -0- / -0-
  Executive Vice President,
  Chief Operating Officer

Greg M. Janese.....................          -0- / -0-                      -0- / -0-
  Executive Vice President

Marc W. Oswald.....................          -0- / -0-                      -0- / -0-
  Executive Vice President


Robert R. Titley...................          -0- / -0-                      -0- / -0-
   Executive Vice President

EMPLOYMENT AGREEMENTS

         The Company has entered into an employment agreement with Thomas J. Weaver III for a term of five years, commencing January 1, 1994. The agreement provided for an initial annual base salary of $125,000. In March 1999, the Board approved an annual base salary of $225,000 for Mr. Weaver. The agreement also provides for an annual bonus as determined by the Board of Directors based on the operating results of the Company. The agreement is automatically renewed on each anniversary date for an additional five-year term unless it is terminated by either party prior to the anniversary date. The agreement provides that Mr. Weaver is entitled to payment for the unexpired portion of the current term in the event his employment is terminated without cause by the Company. Under the agreement, "cause" is defined to include failure to perform the duties of his office, breach of fiduciary duty to the Company and willful violation of the confidentiality or non-competition provisions of the agreement.

         The Company has entered into employment agreements with Greg M. Janese and Marc W. Oswald, each for an original term commencing on April 21, 1997 and continuing through December 31, 2002. The term of each agreement was extended to April 30, 2003 pursuant to modification agreements entered into with each of Mr. Janese and Mr. Oswald in April 2000. Other terms of the agreements were modified pursuant to such modification agreements and the Company paid each of Mr. Janese and Mr. Oswald $50,000 in consideration of such modifications. The substantive terms of each of the agreements, as amended, are identical. The agreements provide for an annual base salary of $150,000. In addition, Mr. Janese and Mr. Oswald are entitled to participate in applicable incentive plans established by the Company. Each of Mr. Janese and Mr. Oswald waived all rights to incentive compensation under the previous terms of the agreements for all prior periods pursuant to the modification agreements. If the Company terminates the employment of Mr. Janese or Mr. Oswald without cause, or if Mr. Janese or Mr. Oswald terminates his employment for good reason, he will be entitled to (i) one payment equal to the highest total compensation (base salary and bonus) in a prior calendar year for the lesser of the unexpired term of the agreement or two years, and (ii) incentive compensation for the portion of the year in which he was employed. "Cause" is defined to include failure to perform his duties to the Company, breach of the agreement, fraud, embezzlement, conviction of certain serious crimes, conduct harmful to the Company and failure of either Mr. Janese or Mr. Oswald to achieve certain performance objectives. "Good reason" is defined to include a material breach of the agreement by the Company which remains uncured for 30 days after receipt of written notice of breach. The agreements contain certain covenants by each of Mr. Janese and Mr. Oswald not to compete with the business of the Company both during the term of employment and for a period of two years following the termination of employment.

         The Company has entered into an employment agreement with Robert R. Titley for a term commencing on June 18, 1998 and continuing through May 31, 2003. The agreement provides for an annual base salary of $150,000 and the granting of stock options at the discretion of the Company. If the Company terminates the employment of Mr. Titley without cause, or if Mr. Titley terminates his employment for good reason, he will be entitled to one payment in an amount equal to the lesser of $300,000 or the base salary payable for the remaining term of the agreement. "Cause" is defined to include failure of Mr. Titley to perform his duties to the Company, breach of the agreement, fraud, embezzlement, conviction of certain serious crimes, conduct harmful to the Company and failure of the Company to achieve certain performance objectives. "Good reason" is defined to include a material breach of the agreement by the Company which remains uncured for 30 days after receipt of written notice of breach, the relocation of Mr. Titley away from Nashville, Tennessee, the assignment to Mr. Titley of duties inconsistent with his defined role in the Company and termination of Mr. Titley's employment for any reason within six months following a change in control of the Company.

PERFORMANCE GRAPH

         The following graph shows a five-year comparison for the period from December 31, 1994 to December 31, 1999 of cumulative total stockholder return of $100 invested in (i) the Company, (ii) an index of peer companies selected by the Company, and (iii) the Nasdaq Market Index.



                                     [GRAPH]



                             STOCK PRICE PERFORMANCE
                     COMPARISON OF 5 YEAR CUMULATIVE RETURN

        Measurement Period                   PEER
        December 31,            TBA          INDEX           NASDAQ
        ------------------      ---          -----           ------
          1994                 100.00        100.00          100.00
          1995                  80.00         88.98          129.72
          1996                  51.67        104.49          161.18
          1997                  50.83        176.45          197.16
          1998                  56.67         56.15          278.08
          1999                  70.83         37.05          490.46

         The Company chose its peer group within the entertainment industry. Members of the peer group, which are added beginning the year following their initial public offering, include Caribiner International, Inc. (from 1996), Dick Clark Productions, Inc., Paradise Music & Entertainment (from 1997), Vari-Lite, International, Inc. (from 1997), and Integrity Incorporated. Due to the unique composition and nature of the Company's businesses, the Company believes that the peer group index may not provide a meaningful comparison to comparable businesses.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of June 23, 2000 certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of the Company, (ii) each of the Company's directors and nominees for director, (iii) each of the Company's executive officers and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares of Common Stock beneficially owned. None of the stockholders listed below beneficially owns any shares of the Company's Series A Preferred Stock.




                                                           Common Stock
                                                    --------------------------
                                                     Number of
                                                      Shares
                                                    Beneficially    Percent of
Name and Address(1)                                    Owned          Total
--------------------                                ------------    ----------
Thomas Jackson Weaver III                           1,507,839(2)       17.4%

Frank Bumstead                                         24,958             *

Charles Flood                                          24,958             *

Joseph C. Galante                                       5,000             *

Prab Nallamilli(7)                                        240             *

Louis Risi, Jr.(7)                                    142,516(3)        1.8%

Steven L. Risi(7)                                      20,685(3)          *

Frank A. McKinnie Weaver, Sr.                          50,000             *

Kyle Young                                                  0             *

Bryan J. Cusworth                                     128,000(4)        1.6%

Thomas Miserendino                                     60,492(5)          *

Greg M. Janese                                        177,460           2.2%

Marc W. Oswald                                         96,648           1.2%

Robert R. Titley                                      131,250           1.6%

Dimensional Fund Advisors, Inc.(6)                    605,800           7.5%

All executive officers and directors as
a group (14) persons(2)(3)(4)(5)                    2,374,046          27.0%

----------

*    Less than 1%.

(1) The address for Mr. Thomas J. Weaver III is 402 Heritage Plantation Way, Hickory Valley, Tennessee 38042; the address for Messrs. Bumstead and Flood is 1700 Hayes Street, Suite 304, Nashville, Tennessee 37203; the address for Mr. Galante is One Music Circle North, Nashville, Tennessee 37203; the address for Mr. Nallamilli is Northmoor, Oakhill Avenue, Pinner Middlesex, England HA53DL; the address for Messrs. Risi and Risi is 9200 South Dadeland Blvd., Suite 705, Miami, Florida 33156; the address for Mr. Frank
     A. McKinnie Weaver, Sr. is One Commerce Square, Memphis, Tennessee 38150; the address for Mr. Young is 4 Music Square East, Nashville, Tennessee 37203; the address for Messrs. Cusworth and Miserendino is 16501 Ventura Blvd., Suite 601, Encino, California 91436; the address for Messrs. Janese, Oswald and Titley is 300 Tenth Avenue South, Nashville, Tennessee 37203; and the address for Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(2) Includes (a) 575,000 shares issuable to Mr. Weaver upon the exercise of outstanding stock options and (b) 157,986 shares held by the Katherine McKinnie Weaver Trust and 98,194 shares held by the Katherine McKinnie Weaver Trust II, of each of which Mr. Weaver is trustee.

(3) Includes 10,000 shares issuable to each of Messrs. Risi and Risi upon the exercise of outstanding stock options.

(4) Includes 128,000 shares issuable to Mr. Cusworth upon the exercise of outstanding stock options.

(5) Includes 10,000 shares issuable to Mr. Miserendino upon the exercise of warrants to purchase Common Stock.

(6) Beneficial ownership information provided in a Schedule 13G filed by Dimensional Fund Advisors, Inc. on February 3, 2000.

(7) Messrs. Nallamilli, Risi, Jr. and Risi are not standing for re-election to the Board of Directors.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that Company directors, executive officers and persons who own more than 10% of the outstanding Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission (the "SEC"). Officers, directors and stockholders who own more than 10% of the outstanding Common Stock are required by the SEC to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 1999, all officers, directors and 10% stockholders complied with all applicable Section 16(a) filing requirements.


                              INDEPENDENT AUDITORS

         The Board of Directors, upon recommendation of its Audit Committee, has appointed Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 2000. A representative of Arthur Andersen is not expected to be present at the Meeting.


                        PROPOSALS FOR STOCKHOLDER ACTION


                            1. ELECTION OF DIRECTORS

         The nominees for election as directors are Frank Bumstead, Charles Flood, Joseph C. Galante, S. Herbert Rhea, W. Reid Sanders, Frank A. McKinnie Weaver, Sr., Thomas J. Weaver III and Kyle Young. Information concerning the nominees is set forth in the section captioned "Election of Directors."

         THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.


                2. APPROVAL OF THE TBA ENTERTAINMENT CORPORATION
                             2000 STOCK OPTION PLAN

         On June 29, 2000, the Board of Directors adopted the TBA Entertainment Corporation 2000 Stock Option Plan (the "2000 Plan"). The purpose of the 2000 Plan is to strengthen the Company by providing a means of retaining and attracting competent personnel by extending to certain key employees, officers and directors of the Company, and to certain consultants providing services to the Company, added long-term incentives for high levels of performance and for unusual efforts designed to improve the financial performance of the Company through the opportunity for ownership of Common Stock and the benefits of stock appreciation.

         A copy of the 2000 Plan is included herein as Exhibit A. The following is a summary of key provisions of the 2000 Plan and does not purport to be complete and is qualified in its entirety by reference to the detailed provisions thereof.

SHARES AVAILABLE FOR OPTIONS

         A total of 400,000 shares of Common Stock, subject to adjustment for stock splits, stock dividends and similar events, may be purchased pursuant to options granted under the 2000 Plan. Shares issued under the 2000 Plan may be either authorized and unissued Common Stock or Common Stock held in the treasury of the Company. If an option expires or becomes unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject to such option will again become available for future option grants under the 2000 Plan.

PERSONS ELIGIBLE TO PARTICIPATE

         Eligibility for participation in the 2000 Plan is confined to key employees, officers and directors of the Company and to certain consultants providing services to the Company.

ADMINISTRATION

         The 2000 Plan will be administered by a committee selected by the Board of Directors, which will be comprised of two or more non-employee directors (the "Committee"). The Committee will have the authority to construe and interpret the 2000 Plan, to define the terms used in the plan, to prescribe, amend and rescind rules and regulations relating to the administration of the plan, to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the plan and to make all other determinations necessary or advisable for the administration of the plan.

OPTIONS

         Under the 2000 Plan, the Committee may grant options in the form of incentive stock options ("ISOs") or non-qualified stock options ("NQSOs"). Subject to the express provisions of the 2000 Plan, the Committee will have the authority to determine those individuals to whom stock options will be granted, the number of shares subject to the option, the term of the option (which, for ISOs shall not exceed ten years (five years in the case of an optionee owning more than 10% of the total combined voting power and value of all classes of stock of the Company)), the exercise price per share of stock subject to the option (which, for ISO's, must be not less than the fair market value of the Common Stock at the time of grant (110% of fair market value in the case of an optionee owning more than 10% of the total combined voting power and value of all classes of stock of the Company)) and the other material terms of the option. The aggregate fair market value (determined at the time of grant) of the Common Stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. Any option granted in the form of an ISO must satisfy the other applicable requirements of Section 422 of the Internal Revenue Code of 1986, as amended. No options may be granted under the 2000 Plan after June 29, 2010.

         The exercise price of an option shall be paid by the optionee at the time of exercise of an option in cash or by check or by such other consideration as may be provided for in the respective option agreement. If the option agreement so provides, an optionee may deliver in payment of a portion or all of the exercise price certificates for Common Stock, including a multiple series of exchanges of such Common Stock, which will be valued at the fair market value of such Common Stock on the date of exercise of the option.

VESTING AND EXERCISABILITY

         Each option granted under the 2000 Plan to an employee, officer or director of the Company shall, by its terms, require such optionee to remain in the continuous employment or service of the Company for such period of time, if any, as the Committee may determine at the time of grant before any part of the option may be exercised. The Committee shall establish such rules as it deems appropriate in connection with the grant of options to consultants.

         The 2000 Plan provides that if an optionee who is an employee, officer or director of the Company dies while employed by or in the service of the Company, stock options, to the extent vested or which otherwise would have vested during the twelve-month period beginning on the date of death, will be exercisable for twelve months after the date of death or until the end of the option term, whichever is shorter. Upon termination of employment or service of an optionee who is an employee, officer or director of the Company by reason of disability, stock options, to the extent vested or which otherwise would have vested during the twelve-month period beginning on the date of such termination, will be exercisable for twelve months after the date of such termination or until the end of the option term, whichever is shorter. Unless the Board determines otherwise at the time of grant or thereafter, upon termination of employment or service of an optionee who is an employee, officer or director of the Company for any reason other than death or disability or for cause, stock options, to the extent vested, will be exercisable for three months, or until the end of the option term, whichever is shorter. Upon termination of employment or service for cause, all stock options held by such terminated employee will immediately terminate. Options not exercised within the time periods set forth above shall terminate. Options granted under the 2000 Plan to consultants may contain such terms and conditions with respect to death, disability and termination of the consulting relationship as the Committee deems necessary or appropriate.

CHANGES IN CAPITALIZATION OR CHANGE IN CONTROL

         The number of shares of Common Stock authorized to be issued under the 2000 Plan and each outstanding award shall be proportionately adjusted in the event of any stock split or stock dividend. In the event of any other reorganization, recapitalization, stock split, combination of shares, merger or consolidation involving the Company, or any exchange of securities involving the Common Stock, there shall be substituted for each share of Common Stock subject to an option and each share of Common Stock reserved for issuance under the 2000 Plan but not yet covered by an option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged. In the event of any other change in the number or kind of outstanding shares of Common Stock the Committee may provide for such equitable adjustment as the Committee in its sole discretion may determine. Upon the occurrence of a change in control of the Company, if provision is made in writing for the assumption and continuation or substitution for options granted under the 2000 Plan, such options or the new options substituted therefor shall continue in the manner and under the terms provided. In the event that no such provision is made, all such options shall become fully vested and may be exercised prior to the effective date of such change in control.

AMENDMENT

         The Board of Directors may suspend or terminate the 2000 Plan at any time and may, with the consent of the holder of an option, make such modifications in the terms and conditions of such holder's option as it shall deem advisable. The Board of Directors may at any time amend the 2000 Plan as it shall deem advisable; provided, however, that the approval of the stockholders of the Company is required for any amendment that would increase the aggregate number of shares which may be issued pursuant to options granted under the 2000 Plan, change the minimum option price, increase the maximum terms of options to be granted under the plan, materially modify the requirements for eligibility to participate in the plan, remove the administration of the plan from the Committee or materially increase the benefits accruing to holders of options under the plan. An amendment that would have a material effect on the rights of a participant under an outstanding option will not be valid with respect to such option without the participant's consent.

BENEFITS TO CERTAIN PERSONS UNDER THE 2000 PLAN

         On June 29, 2000, the Board of Directors authorized the issuance of the following options to purchase shares of Common Stock:

               Name                  Number of Shares
               ----                  ----------------
         Greg M. Janese                   75,000

         Thomas Miserendino               60,750

         Marc W. Oswald                   50,000

         Chris Janese                     75,000

         Joseph C. Galante                25,000

         Alison Jenks                     25,000

         Richard Perry                    10,000

         The exercise price of each of the above options will be the closing price of the Common Stock as reported on the Nasdaq National Market on June 29, 2000 and each option will expire on June 29, 2010.

         The Board of Directors also authorized the issuance of an option to purchase 25,000 shares of Common Stock to each of S. Herbert Rhea and W. Reid Sanders, contingent upon their election to the Board of Directors at the Meeting. Each option will have an exercise price equal to the closing price of the Common Stock as reported on the Nasdaq National Market on August 8, 2000 and each option will expire on August 8, 2010. The individuals who will receive future grants of options under the 2000 Plan will be selected by the Committee and are not presently determinable.

         The closing sale price of the Common Stock as of June 27, 2000 was $4.6875 per share, as reported on the Nasdaq National Market.

CERTAIN FEDERAL INCOME TAX MATTERS

         Under current law, the federal income tax consequences to an individual and to the Company with regard to the grant and exercise of an option under the 2000 Plan generally will be as follows:

         An individual will not recognize any income upon the grant or exercise of an ISO. If the individual does not dispose of the Common Stock acquired pursuant to the exercise of an ISO until at least two years after the date the ISO is granted and at least one year after exercise of the ISO, the individual will recognize long-term capital gain upon the sale of the Common Stock in an amount equal to the excess, if any, of his or her selling price for the Common Stock over the option exercise price. In such case, the Company will not be entitled to any tax deduction resulting from the issuance or sale of the Common Stock. If the individual disposes of the Common Stock acquired pursuant to the exercise of an ISO prior to the expiration of either two years from the date the ISO is granted or one year from the date the ISO is exercised, any gain realized will be taxable at the time of such disposition as follows: (a) as ordinary income to the extent of the difference between the option exercise price and the lesser of the fair market value of the Common Stock on the date the ISO was exercised or the amount realized from such disposition, and (b) as capital gain to the extent of any excess of the amount realized from such disposition over the fair market value of the Common Stock on the date of exercise, which gain shall be treated as short-term or long-term capital gain depending upon the holding period of the Common Stock. In such case, the Company may claim an income tax deduction (as compensation) for the amount taxable to an individual as ordinary income.

         In general, the difference between the fair market value of the Common Stock at the time the ISO is exercised and the option exercise price will constitute an item of adjustment, for purposes of determining alternative minimum taxable income, and under certain circumstances may subject the participant, in the year in which the option is exercised, to the alternative minimum tax.

         If an individual uses Common Stock which he or she owns to pay, in whole or in part, the exercise price for Common Stock acquired pursuant to an ISO, (a) the holding period for the newly issued Common Stock equal in value to the old Common Stock which was surrendered upon the exercise shall include the period during which the old Common Stock was held, (b) the individual's basis in such newly issued Common Stock will be the same as his or her basis in the old Common Stock surrendered and (c) no gain or loss will be recognized by the individual on the old Common Stock surrendered. However, if an employee uses Common Stock previously acquired pursuant to the exercise of an ISO to pay all or part of the exercise price under an ISO, such tender will constitute a disposition of such previously acquired Common Stock for purposes of the one-year (and two-year) holding period requirement applicable to such ISO and such tender may be treated as a taxable exchange.

         The federal income tax consequences to an individual who receives NQSOs and to the Company generally will, under current law, be as follows:

         An individual will not recognize any income at the time the NQSO is granted. Generally, an individual will recognize ordinary income, at the time the NQSO is exercised, in a total amount equal to the excess of the then fair market value of the Common Stock acquired over the exercise price. However,
Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, if an employee receives Common Stock subject to a substantial risk of forfeiture (e.g., vesting requirements) or if a director, officer or principal stockholder (i.e., an owner of more than ten percent of the outstanding Common Stock) receives shares of Common Stock pursuant to the exercise of a NQSO, he or she is not required to recognize any income until the Common Stock is no longer subject to a substantial risk of forfeiture or the date on which such shares can be sold at a profit without liability under
Section 16(b) of the Exchange Act, respectively. At such time, the employee or director, officer or principal stockholder will recognize ordinary income equal to the amount by which the then fair market value of the Common Stock acquired pursuant to the exercise of such NQSO exceeds the price paid for such Common Stock. Alternatively, an employee or director, officer or principal stockholder who would not otherwise be taxed at the time the shares of Common Stock are received may file a written election, a Code Section 83(b) election, within 30 days of such receipt, with the Internal Revenue Service, to be subject to ordinary income tax as of the date of receipt on the difference between the then fair market value of the Common Stock and the price paid for such Common Stock.

         All income realized upon the exercise of a NQSO or the making of a Code
Section 83(b) election will be taxed as ordinary compensation income, subject to withholding. The Company will be entitled to a tax deduction (as compensation) for the amount taxable to an individual (including a director, officer and principal stockholder) upon the exercise of a NQSO, as described above, in the same year as those amounts are taxable to the individual.

         Common Stock issued pursuant to the exercise of a NQSO generally will constitute a capital asset in the hands of an individual (including a director, officer or principal stockholder) and will be eligible for capital gain or loss treatment upon any subsequent disposition. The holding period of such individual will commence upon the date he or she recognizes income with respect to the issuance of such Common Stock, as described above. The individual's basis in the Common Stock will be equal to the greater of the fair market value of the Common Stock as of that date or the amount paid for such Common Stock. If, however, an individual uses Common Stock which he or she owns to pay, in whole or in part, the exercise price for Common Stock acquired pursuant to the exercise of a NQSO,
(a) the holding period for the newly issued Common Stock equal in value to shares of the old Common Stock which were surrendered upon the exercise shall include the period during which the old Common Stock was held, (b) the individual's basis in such newly issued Common Stock will be the same as his or her basis in the surrendered Common Stock, (c) no gain or loss will be realized by the individual on the old Common Stock surrendered, and (d) the individual will realize ordinary compensation income in an amount equal to the fair market value of the additional number of shares of Common Stock received over and above the number of shares of old Common Stock surrendered.

         In addition to the federal income tax consequences discussed above,
Section 280G of the Code provides that if an officer, stockholder or highly compensated individual receives a payment which is in the nature of compensation and which is contingent upon a change in control of the employer, and such payment equals or exceeds three times his or her "base salary" (as defined below), then any amount received in excess of base salary shall be considered an "excess parachute payment." An individual's "base salary" is equal to his or her average annual compensation over the five-year period (or period of employment, if shorter) ending with the close of the individual's taxable year immediately preceding the taxable year in which the change in control occurs. If the taxpayer establishes, by clear and convincing evidence, that an amount received is reasonable compensation for past or future services, all or a portion of such amount may be deemed not to be an excess parachute payment. If any payments made under the 2000 Plan in connection with a change in control of the Company constitute excess parachute payments with respect to any individual (and such payments are not reduced or eliminated pursuant to the terms of the 2000 Plan), then in addition to any income tax which would otherwise be owed on such payment, the individual will be subject to an excise tax equal to 20% of such excess parachute payment and the Company will not be entitled to any tax deduction to which it otherwise would have been entitled with respect to such excess parachute payment.

         Section 280G provides that payments made pursuant to a contract entered into within one year of the change in control are presumed to be parachute payments unless the individual establishes, by clear and convincing evidence, that such contract was not entered into in contemplation of a change in control. In addition, the General Explanation of the Tax Reform Act of 1984 prepared by the Staff of the Joint Committee on Taxation indicates that the grant of an option within one year of the change in control or the accelerated exercisability of an option because of a change in control may be considered a parachute payment, in an amount equal to the value of the option or the value of the accelerated portion of the option, as the case may be. Pursuant to proposed regulations issued by the Treasury Department under Section 280G, if the option would not have been accelerated absent the change in control, the accelerated exercisability of a NQSO because of the change in control is considered a parachute payment in an amount equal to the value of the accelerated portion of the NQSO. If the option would have become exercisable without regard to whether the change occurred, the accelerated exercisability of the NQSO because of the change in control is considered a parachute payment in an amount equal to the excess of the amount of the payment over the present value of the payment absent the acceleration. If at the time of the change it is substantially certain that the payment would have been made if the participant had continued providing services, the amount considered to be a parachute payment is the amount described in the immediately preceding sentence (or the amount of the accelerated payment, if less) plus an additional amount to reflect the value of the excused services. Even if the grant of an option within one year of the change in control or the acceleration of an option is not a parachute payment for purposes of Section 280G, the exercise of an option granted within one year of the change in control or the exercise of the accelerated portion of an option may result in a parachute payment, in an amount equal to the excess of the fair market value of the Common Stock received upon exercise of the option over the exercise price. Payments received for the cancellation of an option because of a change in control may also result in parachute payments.

         Under Section 162(m) of the Code, publicly held companies may not deduct compensation for certain employees to the extent that such compensation exceeds $1 million for the taxable year. The $1 million limitation applies to the Company's Chief Executive Officer and the four most highly compensated officers other than the Chief Executive Officer. Compensation which is performance based (as defined in the Code and rules and regulations thereunder), however, is not counted as subject to the deductibility limitation of Section 162(m). The options under the 2000 Plan may not qualify as performance-based compensation and, therefore, the compensation expense incurred by the Company with respect to the options may not be exempt from the limitations of Section 162(m).

         The foregoing summary with respect to federal income taxation does not purport to be complete and reference is made to the applicable provisions of the Code.


           THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2000 PLAN.

                                 OTHER MATTERS

         The management of the Company is not aware of any other matters to be presented for action at the Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the 2001 annual meeting of stockholders of the Company must be received by the Secretary of the Company at the Company's principal executive office no later than January 1, 2001, in order to be included in the proxy statement and form of proxy for such meeting.


                                     By Order of the Board of Directors,


                                     /s/ Frank A. McKinnie Weaver, Sr.

                                     FRANK A. MCKINNIE WEAVER, SR.
                                     Secretary

June 29, 2000


         STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY OWNED, TO DATE, SIGN AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.

                                   EXHIBIT A

                         TBA ENTERTAINMENT CORPORATION

                             2000 STOCK OPTION PLAN

                                   ARTICLE I

                        Purpose of Plan; Administration

       1.1 Purpose. The purpose of the TBA Entertainment Corporation 2000 Stock Option Plan (the "Plan") is to strengthen TBA Entertainment Corporation (the "Corporation") by providing a means of retaining and attracting competent personnel by extending to certain key employees, officers and directors of the Corporation, and to certain consultants providing services to the Corporation ("Consultants"), added long-term incentives for high levels of performance and for unusual efforts designed to improve the financial performance of the Corporation. It is intended that this purpose be achieved through the opportunity for ownership of shares of Common Stock of the Corporation (the "Common Stock") and the benefits of stock appreciation offered under the Plan. It is further intended that pursuant to this Plan the Committee (as defined herein) may grant either incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options.

       1.2 Administration. The Plan shall be administered by a committee selected by the Board of Directors of the Corporation (the "Committee"), which shall be comprised of two (2) or more directors, each of whom shall be a "Non-Employee Director," as defined in Rule 16b-3(b)(3)(i), promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

       Subject to the express provisions of the Plan, the Committee shall have the authority to construe and interpret the Plan, to define the terms used in the Plan, to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Committee on all matters referred to in this Plan shall be conclusive. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction under the Plan.

       Subject to the express provisions of the Plan, the Committee shall determine from the eligible class those individuals to whom incentive stock options or nonqualified stock options under the Plan shall be granted (the

"Optionees"), the terms and provisions of the respective agreements (which need not be identical) evidencing such options, the time at which options shall be granted, and the number of shares of stock subject to each option.

       1.3 Participation. Key employees, officers and directors of the Corporation and Consultants shall be eligible for selection to participate in the Plan upon approval by the Committee.

       1.4 Stock Subject to the Plan. Subject to adjustment as provided in
Section 3.1 hereof, the stock to be offered under the Plan shall be treasury shares or shares of the Corporation's authorized but unissued Common Stock, $.001 par value per share, (hereinafter collectively called "Stock"). The aggregate number of shares of Stock to be issued upon exercise of all options granted under the Plan shall not exceed four hundred thousand (400,000) shares, subject to adjustment as set forth in Sections 3.1 and 3.2 hereof. If any option granted hereunder shall lapse or terminate for any reason without having been fully exercised, the shares subject thereto shall again be available for purposes of the Plan.

       1.5 Restrictions on Exercise. No option granted hereunder may be exercised unless and until the Committee determines that such exercise will be made in compliance with all applicable laws, rules and regulations, including, without limitation, applicable securities laws, rules and regulations. The Corporation does not have any obligation to take any action to register or qualify shares of Common Stock pursuant to applicable securities laws or to perfect an exemption from such registration/qualification requirements.

                                   ARTICLE II

                                 Stock Options

       2.1 Grant and Option Price. The Committee may grant one or more options to any eligible individual. Options granted under the Plan shall be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors of the Corporation (the "Board of Directors") or approved by the shareholders of the Corporation, and such options may be intended to qualify as an Incentive Stock Option (as hereinafter defined), or the Committee may in its discretion grant nonqualified stock options under the Plan; provided, however, that no option granted hereunder shall be considered an Incentive Stock Option unless the Plan is approved by the shareholders of the Corporation within twelve (12) months before or after the date on which the Plan is adopted by the Board of Directors. All options shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions established by the Committee as are not inconsistent with the purposes and provisions of the Plan.

       Except as otherwise provided herein, the purchase price of the Stock covered by each option shall be determined by the Committee and set forth in an Option Agreement (as hereinafter defined), but as to Stock covered by an Incentive Stock Option the purchase price shall not be less than 100% of the Fair Market Value (as such term is defined in this Section 2.1) of such Stock on the date of the grant of the option; provided, however, that as to Stock covered by an Incentive Stock Option granted to an Optionee who owns or is deemed to own more than 10% of the total combined voting power and value of all classes of stock of the Corporation, the purchase price shall not be less than 110% of the Fair Market Value of such Stock on the date of the grant of the option. For purposes of the Plan, the term "Fair Market Value" on any date shall mean (i) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Stock is not listed or admitted to trade on a national securities exchange, then the closing price of the Stock as quoted on the National Market System of the National Association of Securities Dealers, Inc. ("NASD") on such date; (iii) if the Stock is not listed to trade on the National Market System of the NASD, the mean between the bid and asked price for the Stock on such date, as furnished by the NASD through NASDAQ or a similar organization if NASDAQ is no longer reporting such information; or (iv) if the Stock is not listed or admitted to trade on a national securities exchange and if bid and asked prices for the stock are not so furnished by the NASD or a similar organization, the values established by the Committee for purposes of granting options under the Plan. In addition to the above rules, Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

       2.2 Stock Option Agreement. Each option granted pursuant to the Plan shall, subject to the power of the Committee to prescribe certain terms of the options granted hereunder, be evidenced by a Stock Option Agreement in substantially the form of Exhibit "A"" or "B" attached hereto and incorporated fully herein by reference (each, an "Option Agreement"). Exhibit "A" shall be used whenever such option is intended to be an "incentive stock option" within the meaning of Section 422 of the Code ("Incentive Stock Option"). Exhibit "B" shall be used whenever such option is intended to be a nonqualified stock option, as determined in the sole and absolute discretion of the Committee.

       2.3 Option Period. Except as otherwise provided herein, each option and all rights or obligations thereunder shall expire on such date as the Committee shall determine (the "Expiration Date"), but not later than the tenth anniversary of the date on which the option is granted, and shall be subject to earlier termination as hereinafter provided. Notwithstanding the foregoing, the Expiration Date of any Incentive Stock Option granted to an Optionee who owns or is deemed to own more than 10% of the total combined voting power and value of all classes of stock of the Corporation shall be no later than the fifth anniversary of the date on which the option is granted, and shall be subject to earlier termination as hereinafter provided.

       2.4 Terms of Options. Each option granted under this Plan to an employee, officer or director of the Corporation by its terms shall require the employee, officer or director granted such option to remain in the continuous employ or service of the Corporation for such period of time, if any, from the date of grant of his option, before the right to exercise any part of the option will accrue as the Committee may determine at the time of granting such option. The Committee shall prescribe such rules as it deems appropriate in connection with the grant of options to Consultants.

       2.5 Exercise of Options. Each option shall become exercisable and the total number of shares subject thereto shall be as the Committee shall determine, as set forth in the Option Agreement evidencing such option. The purchase price of the Stock purchased upon exercise of an option shall be paid in full in cash or by check at the time of each exercise of an option or by such other consideration as may be provided for in the Option Agreement by the Committee; provided, however, that if the Option Agreement so provides and upon receipt of all regulatory approvals, the person exercising the option may deliver in payment of a portion or all of the purchase price certificates for Common Stock, including a multiple series of exchanges of such Common Stock, which shall be valued at the Fair Market Value of such Common Stock on the date of exercise of the option. No options shall be exercisable except in respect of whole shares of Stock.

       2.6 Nontransferability of Options. An option granted under the Plan shall, by its terms, be nontransferable by the Optionee other than by will or by the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee or by the Optionee's duly appointed guardian or personal representative.

       2.7 Termination of Relationship.

              (a) If the employment or service of an Optionee (who is an employee, officer or director of the Corporation) is terminated for any reason other than (i) Disability (as hereinafter defined) of the Optionee,

       (ii) death of the Optionee, or (iii) for cause (as determined by the Committee in its sole and absolute discretion), then such Optionee shall have the right at any time prior to the Expiration Date of the option or within three (3) months after the date of termination of employment or service, whichever is the shorter period, to exercise the option for the full number of shares or any portion thereof (except as to the issuance of fractional shares), but only to the extent such option was otherwise exercisable on the date of termination of employment or service.

              (b) If the employment or service of an Optionee (who is an employee, officer or director of the Corporation) is terminated by reason of the Optionee's Disability, then such Optionee shall have the right at any time prior to the Expiration Date of the option or within twelve (12) months after the date of termination of employment or service, whichever is the shorter period, to exercise the option for the full number of shares or any portion thereof (except as to the issuance of fractional shares) which are vested on or before the date on which the Optionee's termination of employment or service occurs, or which would otherwise have vested during the twelve month period beginning on the date on which such termination of employment or service occurs. As used herein, the term "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The determination of whether or not an Optionee's employment or service is terminated by reason of Disability shall be in the sole and absolute discretion of the Committee. An individual shall not be considered Disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may require.

              (c) If the employment or service of an Optionee (who is an employee, officer or director of the Corporation) is terminated by reason of the death of such Optionee, the option shall be exercisable at any time prior to the Expiration Date of the option or within twelve
       (12) months after the date of such death, whichever is the shorter period, for the full number of shares not previously exercised under such option, without regard to the determination as to the periods and installments of exercisability made pursuant to Sections 2.4 and 2.5 if (and only if) such option has not at that time expired or been canceled. Options exercisable under this subsection may be exercised by the person or persons entitled to do so under the Optionee's will, or if the

       Optionee shall fail to make testamentary disposition of said option or shall die intestate, by the Optionee's legal representative or representatives,

              (d) If the employment or service of an Optionee (who is an employee, officer or director of the Corporation) is terminated for cause (which determination shall be made in the sole and absolute discretion of the Committee), any then outstanding options of such Optionee shall automatically terminate as of the date on which the employment or service of such Optionee is terminated.

       2.8 Issuance of Stock Certificates. Upon exercise of an option, but subject to the provisions of Section 3.7 of the Plan, the person exercising the option shall be entitled to one (1) stock certificate evidencing the shares acquired upon such exercise; provided, however, that any person who tenders Common Stock in payment of a portion or all of the purchase price of Stock purchased upon exercise of the option shall be entitled to receive a separate certificate representing the number of shares purchased in consideration of the tender of such Common Stock.

       2.9 Limitation on Grant of Incentive Stock Options. The aggregate Fair Market Value (determined at the time the option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all such plans of the individual's employer corporation and its parent and subsidiary corporations, if any) shall not exceed $100,000. In the event the limits of this Section 2.9 would otherwise be exceeded, the Optionee may still exercise his option, but such option, to the extent of such excess, shall be deemed to be a nonqualified option.

       2.10 Other Limitations. The Board of Directors shall impose any other limitations on the terms and conditions of Incentive Stock Options granted under the Plan required in order that such options qualify as Incentive Stock Options as that term is defined in Section 422 of the Code.

                                  ARTICLE III

                                Other Provisions

       3.1 Adjustments upon Changes in Capitalization. In the event that a dividend payable in shares of Common Stock or a stock split shall be hereinafter declared upon the Common Stock, the number of shares of Common Stock then subject to any option granted hereunder and the number of shares reserved for issuance pursuant to the Plan but not yet covered by an option shall be adjusted by adding to each such share the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or stock split. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, whether through reorganization, recapitalization, stock split, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any such option and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged. In the event there shall be any change, other than as specified above in this Section 3.1, in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an option and of the shares then subject to an option or options, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each Option Agreement. In the case of any such substitution or adjustment as provided for in this Section, the option price in each Option Agreement for each share covered thereby prior to such substitution or adjustment will be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such adjustment provided for in this Section 3.1 shall be made, in accordance with Section 424(a) of the Code. No adjustment or substitution provided for in this Section 3.1 shall require the Corporation pursuant to any Option Agreement to sell a fractional share, and the total substitution or adjustment with respect to each Option Agreement shall be limited accordingly.

       3.2 Acceleration. In the event of a Change of Control (as defined herein), the provisions of this Section 3.2 shall apply to determine the exercisability of options granted hereunder. A "Change of Control" for purposes of this Plan shall mean (i) the acquisition by a single entity or group of affiliated entities of more than fifty percent (50%) of the Common Stock issued and outstanding immediately prior to such acquisition; or (ii) the dissolution or liquidation of the Corporation or the consummation of any merger or consolidation of the Corporation or any sale or other disposition of all or substantially all of its assets, if the shareholders of the Corporation immediately before such transaction own, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than fifty percent (50%) of the voting power of the surviving or acquiring corporation.

       In the event of a Change of Control, the holder of any option shall be entitled, prior to the effective date of any such Change of Control, to purchase the full number of shares not previously exercised under such option, without regard to the determination as to the periods and installments of exercisability made pursuant to Sections 2.4 and 2.5 if (and only if) such option has not at that time expired or been canceled.

       In connection with a Change of Control, provision shall be made in writing for the assumption and continuance of any option granted under the Plan, or the substitution for such option of a new option covering the shares of the successor employer corporation, with appropriate adjustment as to number and kind of shares and prices, the option granted under the Plan, or the new option substituted therefor, as the case may be, shall continue in the manner and under the terms provided (except such option shall be exercisable for the full number of shares not previously exercised under such option, without regard to the determination as to the periods and installments of exercisability made pursuant to Sections 2.4 and 2.5).

       All adjustments under this Section 3.2 shall be made by the Committee, whose determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive for all purposes of the Plan and of each Option Agreement.

       3.3 Continuation of Employment. Nothing contained in the Plan (or in any option granted pursuant to the Plan) shall confer upon any employee, officer or director any right to continue in the employ or service of the Corporation or constitute any contract or agreement of employment or service or interfere in any way with the right of the Corporation to reduce any person's compensation from the rate in existence at the time of the granting of an option or to terminate such person's employment or service. Nothing contained herein or in any Option Agreement shall affect any other contractual rights of an employee.

       3.4 Withholding. The Corporation shall have the right to deduct any sums that the Committee reasonably determines that federal, state or local tax law requires to be withheld with respect to the exercise of any option or as otherwise may be required by those laws. The Corporation may require as a condition to issuing shares of Stock upon exercise of the option that the Optionee or other person exercising the option pay any sums that federal, state or local tax law requires to be withheld with respect to the exercise. The Corporation shall not be obligated to advise any

Optionee of the existence of the tax or the amount which it will be so required to withhold. Upon the exercise of a nonqualified option, if tax withholding is required, an Optionee may, with the consent of the Committee, have shares of Stock withheld ("Share Withholding") by the Corporation from the shares otherwise to be received; provided, that if the Optionee is subject to the provisions of Section 16 under the Exchange Act, no Share Withholding shall be permitted unless such transaction complies with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. The number of shares so withheld should have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

       3.5 Amendment and Termination. The Board of Directors may at any time suspend or terminate the Plan and may, with the consent of the holder of an option, make such modifications of the terms and conditions of such holder's option as it shall deem advisable. No option may be granted during any suspension of the Plan or after such termination. The amendment, suspension or termination of the Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

       The Board of Directors may at any time amend the Plan as it shall deem advisable without further action on the part of the shareholders of the Corporation; provided, that any amendment to the Plan must be approved by the shareholders of the Corporation, if the amendment would (i) increase the aggregate number of shares of Stock which may be issued pursuant to options granted under the Plan; (ii) change the minimum option price; (iii) increase the maximum terms of options provided for herein; (iv) materially modify the requirements as to eligibility for participation in the Plan; (v) remove the administration of the Plan from the Committee; or (vi) materially increase the benefits accruing to holders of options under the Plan.

       Notwithstanding the above, the Committee may grant to an Optionee, if he is otherwise eligible, additional options or, with the consent of the Optionee, may grant a new option in lieu of an outstanding option, at a price and for a term which in any respect is greater or less than that of the earlier option, subject to the general limitations of Article II hereof.

       3.6 Time of Grant and Exercise. The granting of an option pursuant to the Plan shall take place at the time of the Committee's action, as described in the third paragraph of Section 1.2 hereof; provided, however, that if the appropriate resolutions of the Committee indicate that an option is to be granted as of and at some future date, the date of grant shall be such future date. In the event action by the Committee is taken by written consent of its members, the action by the Committee shall be deemed to have been taken at the time the last member required for a valid action of the Committee signs the consent.

       An option shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the person entitled to exercise the option together with payment of the purchase price made in accordance with Section 2.5 of this Plan.

       3.7 Privileges of Stock Ownership; Non-Distributive Intent. The holder of an option shall not be entitled to the privileges of stock ownership as to any shares of Stock not actually issued and delivered to the holder.

       3.8 Effective Date of the Plan. The Plan shall be effective upon approval by the Board of Directors of the Corporation.

       3.9 Expiration. Unless previously terminated by the Board of Directors, the Plan shall expire at the close of business on the date which is the last day of the ten (10) year period beginning on the earlier of the date on which the Plan is adopted by the Board of Directors or the date on which the stockholders approve the Plan, and no option shall be granted under it thereafter, but such expiration shall not affect any option theretofore granted.

       3.10 Governing Law. The Plan and the options issued hereunder shall be governed by, and constructed and enforced in accordance with, the laws of the State of Delaware applicable to contracts made and performed within that State.

       3.11 Application of Funds. The proceeds received by the Corporation from the sale of shares pursuant to options shall be used for general corporate purposes.

       3.12 No Liability for Good Faith Determinations. No member of the Board of Directors shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any option granted under it.

       3.13 Other Benefits. Participation in the Plan shall not preclude the Optionee from eligibility in any other stock option plan of the Corporation or any old age benefit, insurance, pension, profit sharing, retirement, bonus or other extra compensation plans which the Corporation has adopted, or may, at any time, adopt for the benefit of its employees.

       3.14 Execution of Receipts and Releases. Any payment or any issuance or transfer of shares of Stock to the Optionee, or to his legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Board of Directors may require any Optionee, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

       3.15 No Guarantee of Interests. Neither the Board of Directors nor the Corporation guarantees the Stock of the Corporation from loss or depreciation.

       3.16 Payment of Expenses. All expenses incident to the administration, termination or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation.

       3.17 Corporation Records. Records of the Corporation regarding the Optionee's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

       3.18 Information. The Corporation shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

       3.19 No Liability of Corporation. The Corporation assumes no obligation or responsibility to the Optionee or his personal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of, the Committee.

       3.20 Severability. In the event any provision of this Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

       3.21 Notice. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Except as otherwise provided in Section 3.6 of this Plan, any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered or, whether actually received or not, on the third (3rd) business day after it is deposited in the United States mail, certified or registered, postage pre-paid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Corporation or an Optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices. Until it is changed in accordance herewith, the Corporation and each Optionee shall specify as its and his address for receiving notices the address set forth in the Option Agreement pertaining to the shares to which such notice relates.

       3.22 Waiver of Notices. Any person entitled to notice hereunder may waive such notice.

       3.23 Successors. The Plan shall be binding upon the Optionee, his heirs, legatees and legal representatives and upon the Corporation and its successors and assigns.

       3.24 Headings. The titles and headings of sections and paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

       3.25 Word Usage. Words used in the masculine shall apply to the feminine where applicable and, wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

--------------------------------------------------------------------------------



                         TBA ENTERTAINMENT CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas J. Weaver III, as Proxy, with the power to appoint his substitute, and hereby authorizes him, to represent and vote, as designated on the reverse side, all shares of Common Stock of TBA Entertainment Corporation (the "Company") held of record by the undersigned on June 23, 2000, at the Annual Meeting of Stockholders to be held on August 8, 2000 or any adjournment thereof.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


--------------------------------------------------------------------------------

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                         TBA ENTERTAINMENT CORPORATION

                                 AUGUST 8, 2000



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
                                        o Please Detach and Mail in the Envelope Provided o
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      PLEASE MARK YOUR
  [X] VOTES AS IN THIS
      EXAMPLE.


                      WITHHOLD
               FOR    AUTHORITY   NOMINEES:                                                                   FOR  AGAINST   ABSTAIN
(1) ELECTION   [ ]       [ ]        Frank Bumstead                    (2) Proposal to approve the 2000 Stock  [ ]    [ ]       [ ]
    OF                              Charles Flood                         Option Plan.
    DIRECTORS                       Joseph C. Galante
FOR, except vote withheld from the  S. Herbert Rhea                   IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE
following nominees:                 W. Reid Sanders                   ELECTION OF THE NAMED INDIVIDUALS AS DIRECTORS IN PROPOSAL
                                    Frank A. McKinnie Weaver, Sr.     1 AND FOR PROPOSAL 2.
                                    Thomas Jackson Weaver III
----------------------------------  Kyle Young                        PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY
                                                                      IN THE ENCLOSED ENVELOPE.







                                    Date:           , 2000                                     Date:           , 2000
-----------------------------------      -----------       -----------------------------------      -----------
          Signature                                             Signature if held jointly

NOTE: Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy, as shown on the label above. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in [ILLEGIBLE]

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